UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2015

ViewRay, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-193498	42-1777485
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio 44146	44146
(Address of principal executive offices)	(Zip Code)

(440) 703-3210

(Registrant’s telephone number, including area code)

Prospekt 60-letiya Oktyabrya, 18/1App.1

Moscow, Russia, 117218

Tel. (702) 751 3604

(Former name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective as of July 23, 2015, ViewRay, Inc., formerly known as Mirax Corp., a Delaware corporation (the “Company”) dismissed KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm.

On the same date, Deloitte & Touche LLP, or Deloitte, was engaged as our new independent registered public accounting firm. The Board of Directors of the Company approved the dismissal of KLJ and approved the engagement of Deloitte as our independent registered public accounting firm.

None of the reports of KLJ on our financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended November 30, 2014, filed with the SEC, included a going concern qualification in the report of KLJ.

During the Company’s two most recent fiscal years ended November 30, 2014 and 2013, and the subsequent interim periods preceding their dismissal, there were no disagreements with KLJ, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KLJ, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided KLJ with a copy of the disclosures it is making in this Report and has requested that KLJ furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of KLJ’s letter is filed herewith as Exhibit 16.1.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Report, neither the Company nor anyone on its behalf has previously consulted with Deloitte regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that v concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from KLJ & Associates, LLP to the Securities and Exchange Commission, dated July 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewRay, Inc.

Date: July 27, 2015	By:	/s/ Chris A. Raanes

Name: Chris A. Raanes Title: Chief Executive Officer